U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

[   ]  Definitive Information Statement

Energy Producers, Inc.

(Name of the Company as Specified in its Charter)

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Notes:

INFORMATION STATEMENT PURSUANT TO 14(C)

OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

14C THEREUNDER

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 140

Scottsdale, Arizona 85260-1774

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

To the shareholders of Energy Producers, Inc.:

     This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation (the "Company"), to all holders of capital stock of the Company pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing the stockholders of the Company's proposed corporate actions 1) ratifying and approving an AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc, Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests 2) approve Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the (proposed) Agreement.

     The Company's Board of Directors approved the proposed corporate actions. Our Company thereafter received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. The Shareholders Consents represent approval by a majority of the outstanding shares of common stock of the Company. Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting. Such action or consent is permissible under the bylaws of the Company.

ONLY THE COMPANY’S SHAREHOLDERS  OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 15, 2003 (THE  "RECORD DATE") WERE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS.  PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY’S THEN 16,556,352 ISSUED AND OUTSTANDING SHARE ENTITLED TO VOTE ON THE PROPOSALS HAVE VOTED IN FAVOR OF THE PROPOSAL.  AS A RESULT, THE PROPOSALS WERE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on November 15, 2003 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

It is not necessary for you to attend a meeting, nor are you requested to send a proxy. The principal shareholders of the Company’s common stock, David J. Kronenberg, Larry W. Trapp, Mel Herzog, Dennis R. Alexander, Melvena Alexander, Scott Gardner, Tomas J. Richards, Royal Crest, LLC, Kevin C. Knighton, Marlene Richardson, who own or control approximately 55.74% of the issued and outstanding shares have consented to the actions herein contained:

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive and specifically NRS 92A.380, 1.(b), NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

The cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

We anticipate that this Information Statement will be mailed on or about December 20, 2003 to all shareholders of the Company as of November 15, 2003.

SIGNATURE

         Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                   /s/ Mel Herzog

                   Mel Herzog, Chief Executive Officer

December __, 2003

TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT

3

         WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

3

         WHO WAS ENTITLED TO VOTE?

3

         WHAT WERE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

3

         WHAT VOTE WAS REQUIRED TO APPROVE THE PROPOSALS?

4

CONSENTING SHAREHOLDERS

4

STOCK OWNERSHIP

5

         BENEFICIAL OWNERS

5

AGREEMENT FOR EXCHANGE OF COMMON STOCK BETWEEN THE

COMPANY AND IGHI

7

        PURPOSE OF THE ACQUISITON

7

        BENEFITS

7

        BUSINESS MODEL EXPANDED

7

        SUMMARY OF MATERIAL TERMS

8

         EFFECT OF THE AGREEMENT FOR EXCHANGE OF COMMON STOCK

8

         DILUTION EFFECTS OF THE EXCHANGE AGREEMENT

9

        CHANGES OR ADDITIONS TO THE BOARD OF DIRECTORS

9

        ANTIDILUTION PROVISIONS FOR CERTAIN SHAREHOLDERS

9

FORWARD LOOKING STATEMENTS

7

ADDITIONAL INFORMATION

10

        DIRECTORS AND OFFICERS IN THE PAST YEAR

10

        BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND

             OFFICERS AS OF DECEMBER 31, 2002

11

        COMMITTEES OF THE BOARD OF DIRECTORS

12

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

            EXCHANGE ACT OF 1934

12

APPOINTMENT OF AUDITORS

13

TRANSFER AGENT

13

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 140

Scottsdale, Arizona 85260-1774

INFORMATION STATEMENT

December 9, 2003

This Information Statement contains information related to certain corporate actions of Energy Producers, Inc., a Nevada corporation (the "Company").

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

A majority of the Company's shareholders, entitled to vote, has approved the 1) proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and 2) Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

WHO WAS ENTITLED TO VOTE?

Each outstanding share of common stock as of the close of business on the record date, November 15, 2003, was entitled to one vote on the matters to be voted upon in regard to the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc, Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement. Shareholders owning 9,229,200 shares representing approximately 55.74% of shares entitled to vote have voted in favor of such proposals.

WHAT WERE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

    The Board of Directors’ recommendation is set forth together with the description of the Proposal in this information statement. In summary, the Board recommends a vote:

    o    FOR the approval of  the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc., a Nevada Corporation (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests.

    o    FOR the  approval of  Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

WHAT VOTE WAS REQUIRED TO APPROVE EACH ITEM?

For the approval of the proposed corporate actions, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the record date, or 8,443,740 shares, was required for approval.

CONSENTING SHAREHOLDERS

On November 15, 2003, our board of directors unanimously approved the proposal of and recommended that the shareholders approve the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted stock) by and between Energy Producers Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and that Mr. Dennis Alexander, our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

On November 15, 2003, the following Consenting Shareholders, who collectively owned approximately 55.74% of our common stock, consented in writing to the proposed Actions:

      Name

Shares

Percentage

Mel Herzog

1,202,500

 7.26%

David J. Kronenberg

1,128,200

 6.81%

Dennis R. Alexander

2,912,500

17.59%

Melvena Alexander

   290,000

 1.75%

J. Scott Gardner

   196,000

 1.18%

Larry W. Trapp

2,020,000

12.20%

Kevin Knighton

   300,000

 1.81%

Tomas J. Richards

   480,000

 2.89%

Marlene Richardson

   400,000

 2.41%

Royal Crest LLC

   300,000

1.81%

Total

 9,229,200

55.74%

The Company’s Board of Directors approved the proposed corporate actions. Our Company thereafter received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. The Shareholders Consents represent approval by a majority of the outstanding shares of common stock of the Company. Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting. We are required to give all shareholders written notice of any actions that are taken by written consent without a shareholders meeting. Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the transactions cannot become effective until 20 days after the mailing date of this Information Statement to our shareholders.

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

   o   Advising shareholders of the action taken by written consent by Nevada Law; and

   o   Giving  shareholders  advance notice of the actions taken, as required by the Exchange Act

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

STOCK OWNERSHIP

BENEFICIAL OWNERS

The following table shows persons (other than directors and executive officers) who own beneficially more than five percent (5%) of the Company’s issued and outstanding common stock as of November 15, 2003.

SHARES

      BENEFICIALLY

PERCENT

NAME AND ADDRESS

POSITION

OWNED

OF CLASS

None

The following table shows the amount of common stock of the Company beneficially owned by the Company's directors and executive officers and by all directors and executive officers as a group as of  November 15, 2003. Unless otherwise indicated, beneficial ownership is direct, and the person indicated has sole voting and investment power. As of November 15, 2003, the Company had 16,556,352 shares of common stock issued and outstanding.

Title of

Name and Address of

Beneficial

*Eligible to

*Percent

Class

Beneficial Owner

Ownership

 Vote

of Class

Common

Jay C. Wilson

1,870,335 (1)

1,870,335 (1)

11.29%

124 South First Street

Stephens, Arkansas 71764

Common

Larry W. Trapp

2,620,000 (2)

2,020,000 (2)

12.20%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

Mel Herzog

1,802,500 (3)

 1,202,500 (3)

7.26%

P.O. Box 15666

Scottsdale, Arizona 85267-5666

Common

David J. Kronenberg

1,628,200 (4)

 1,128,200 (4)

6.81%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

Melvena Alexander

790,000 (5)

290,000 (5)

  1.75%

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common

Dennis R Alexander (5)

3,512,500 (6)

2,912,500 (6)

17.59%

5423 E. Piping Rock Road

Scottsdale, Arizona 85254

Common

Tomas J. Richards

980,000 (7)

480,000 (7)

  2.89%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

All Officers and Directors

as a Group

11,203,535

9,903,535

59.79%

* Percent of Class is calculated on shares that are Eligible to Vote.

______________________

(1) Jay C.  Wilson has voting power for the shares owned by Leanna Wilson his daughter and the owner of 1,755,915 shares. Lenna Jenson is also the daughter of Jay C. Wilson and sister to Leanna Wilson, and holder of 84,695. Juanita Whitt is Manager at Producers Supply, Inc. and owns 29,725 shares. There is no family relationship between Juanita Whitt and Jay C. Wilson; however Mr. Wilson has control over her shares.

(2) Includes 1,362,500 shares owned directly by Mr. Trapp. He is the Parent of Michael Trapp, whose 657,500 shares are included in his total. Not reflected are 62,500 shares gifted to Tomas J. Richards, Advisor (7), and Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Trapp includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Trapp.

(3) Includes 1,187,500 shares owned by the Herzog Revocable Living Trust JT Grantors, and 15,000 shares owned by his wife Charlotte Herzog. Not included in the table are 62,500 shares gifted to Tomas J. Richards, Advisor (7), and 25,000 shares gifted to Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Herzog includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Herzog Revocable Living Trust JT Grantors.

(4) Included in the table are 1,037,500 shares owned by the DJ and SM Kronenberg Family Limited Liability Limited Partnership (LLLP) that Mr. Kronenberg is a Limited Partner of with his wife Sheryl M. Kronenberg. Included in the table are 30,000 shares owned by David J.  Kronenberg, CPA, PC, Profit- sharing Pension Plan. Also included are 10,700 shares owned indirectly through Royal Crest, LLC, which is managed by him. Not included in the table are 40,000 shares gifted to Ronald and Marie Mencaraelli, sister and brother-in-law; 40,000 gifted to Anthony and Clare Fernandez, sister and brother-in-law; and 20,000 shares gifted to Rita Kronenberg, sister; 62,500 shares gifted to Tomas J. Richards, advisor (5); and 25,000 shares gifted to Melvena Alexander, Secretary (7).

Note: The Beneficial Ownership column in the table above for Mr. Kronenberg includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Kronenberg.

(5) Includes 190,000 shares owned directly by Mrs. Alexander, and 100,000 shares as the total of all gifts aggregated, as received by her from Mel Herzog (3), Dennis Alexander (6), David Kronenberg (4), and Larry Trapp (2). Not reflected in the table are 10,000 shares gifted to Bud Hirk from her original shares.

Note: The Beneficial Ownership column in the table above for Mrs. Alexander includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mrs. Alexander.

(6) Includes 2,412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Not reflected are 25,000 shares gifted to Melvena Alexander (5), Secretary, and 62,500 shares to Tomas J. Richards, advisor (5). Dennis Alexander is the son of Melvena Alexander.

Note: The Beneficial Ownership column in the table above for Mr. Alexander includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Alexander.

(7) Includes 230,000 shares owned directly by Mr. Richards, and 250,000 shares as the total of all gifts aggregated, as equally received by him from Mel Herzog (3), Dennis Alexander (6), David Kronenberg (4), and Larry Trapp (2).

Note: The Beneficial Ownership column in the table above for Mr. Richards includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Richards.

AGREEMENT FOR EXCHANGE OF COMMON STOCK

 BETWEEN THE COMPANY AND IGHI

PURPOSE OF THE ACQUISITON

The acquisition of IGH and its assets and operations is specifically designed to enhance the current corporation and its operations and therefore develop shareholder value. IGH currently holds approximately $4.5 million of assets, a developing marine sales operation and a software development division. The purpose of the acquisition is for EGPI to own all of these items.

BENEFITS

IGHI brings to EGPI that which includes but is not limited to:

•

An increased shareholder base

•

An increased management team

•

More total and net assets to the balance sheet

•

Increasing EGPI growth potential of its current oil and gas operations through contacts and shareholder relationships with IGHI.

•

Additional operating division in another business sector (Marine) with potential growth.

•

Sales, marketing and systems expertise on a global basis.

BUSINESS MODEL EXPANDED

EGPI is in the business of developing oil leases which have been acquired through developed contacts of the company over the last 4 years.

The new marine subsidiary and division is the operations of IGH. This includes:

•

IYSBC (www.iysbc.com) This is a network of licensed offices which through the online sales office bring stock to the central ‘virtual sales’ environment that is IYSBC. This stock is then automatically matched by the software as well as by the brokers to potential buyers, and the reverse is also true. From which a sale is developed in a manner not dissimilar to the current practices of brokers in the USA. All the offices are under license so the licensees are effectively developing a small business within a larger business and this is reflected in a small license fee to IYSBC from all of these locations on each sale. (The concept was to tie the performance of each operation to the performance of IYSBC central office and the marketing undertaken for the licenses.) The big business model has three stages: The first stage is simply to develop a large network of offices worldwide either under license or centrally owned. Stage two is then to develop vertical and horizontal sales such as insurance, finance, leasing, chandlery, deliveries and training. Stage three is to then be introducing stock through dealership arrangements on a world wide basis or even buying and trading vessels as commodities in a global marketplace which have been developed. We can then literally launch products globally into the marine marketplace.

•

ICS (www.internationalcommercialshipping.com) This is in the same format as the IYSBC operation except the market will not absorb 100’s of licensee offices as it is a very specialist marketplace. All of the ICS operation will be owned and run by EGPI with approximately 12 strategic offices around the world supplying information on new builds, brokerage and charter on commercial vessels not only globally but on a more national basis for the major markets such as the USA, UK, Europe, Russia etc.

•

Classic and Tall Ship Sales (www.classicships.com ) this is the latest sales operation from the business model. Due for release in 2 weeks, this specializes in the sale and charter of classic and tall ships. Again, under the same business model as the commercial operation limited offices, specialists working from these offices and owned by EGPI after the merger.

•

International Yacht Master Training (www.yachtmaster.com) This is one of the big developments for the marine sales operation as a whole. In essence, it begins to cement the operations together by cross over and synergy. IYT supplies training through it’s Fort Lauderdale operation for professional super yacht crews (Thus allowing the yacht sales operation a huge advantage for developing the Super yacht sales operation very rapidly from the same office location) as well licensing courses through 22 Governmental approvals around the world from the beginner sailor courses through commercial yachtmaster and even deck officer for the commercial operations. (ICS step in here) Plans are already well developed for a crew agency tying all the operations together.

There are several other developments in hand to specifically enhance the ‘consolidation’ of the marine industry into 4 or 5 key ‘must have websites which will have a full back office operation including tracking sales, customers, agents and offices and using the associated data capture techniques to sell up into other marine related services and products.

SUMMARY OF MATERIAL TERMS

Incorporated by reference to an 8-K filed by the Company EGPI with the Commission on December 5, 2003. The Agreement is filed as an Exhibit within the 8-K as Item 7. Additional exhibit information is to be filed in a forthcoming 8-K with the Commission.

EFFECT OF THE AGREEMENT FOR EXCHANGE OF COMMON STOCK

Any new shares issued in connection with the exchange will be dilutive upon the Company EGPI (see sub heading “Dilution Effects of the Exchange Agreement”)

While it is expected that the effects of the acquisition will be positive in terms of net book valuation relative to an increased asset base; an increase upon the Company’s cash flow, and new revenue streams for consolidation with the Company, there can be no assurance that positive effects will be ongoing.

The possibility exists that the Company could encounter difficulties in many phases of its expanded growth, such as obtaining financing, or obtaining enough financing for its overall plans, and there can be no assurance that the acquisition alone will achieve the desired results discussed and or outlined or summated herein.

After the exchange, the Company will have issued and outstanding approximately 36,263,883 shares of its common stock, and we will have the corporate authority by the Agreement to issue additional shares which may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our Company. Any decision to issue additional shares may or will have an effect that can reduce the percentage of our shareholders’ equity held by our current shareholders and could dilute our net tangible book value.

We will not become a private company as a result of the exchange, and our common stock will continue to be quoted on the OTC: Bulletin Board. The corporation that is IGHI and its subsidiary wholly owned will be wholly owned by EGPI and the use or disposal of this asset shall be at the discretion of the board for the best interests of the corporation and shareholders accordingly.

DILUTION EFFECTS OF THE EXCHANGE AGREEMENT

Upon completion of the merger, all IGHI shareholders as per terms of the Agreement shall receive one share in EGPI for each share held in IGHI. The total estimated final dilution with adjustments permissible under the exchange Agreement as of December 10, 2003 that shall be upon EGPI is estimated to be as follows:

EGPI shares issued as due to shareholders of IGHI

           *17,576,071

EGPI additional share subscribed for or issuances/transactions owing as to EGPI and permitted during closing within the terms of the Agreement between EGPI and IGHI

  2,131,460

EGPI issued and outstand shares on November 15, 2003

16,556,352

EGPI issued and outstanding at Close of Exchange

36,263,883

EGPI dilution percentage calculated as at the Close of Exchange attributable to the merger/exchange with IGHI estimated:

EGPI issued and outstanding with all adjustments

18,687,812

52%

EGPI shares issued to IGHI shareholders

           *17,576,071

48%

             36,263,883      100.00%

As of December 10, 2003 per a summary of Votes cast by an IGHI resolution, a 72.31% approval of the merger exchange has been obtained by IGHI, with no dissenters and abstainers.

CHANGES OR ADDITIONS TO THE BOARD OF DIRECTORS

Per the Agreement further as to be presented to by the nominating committee to the Board of Directors of the Company EGPI/ISSUER a resolution shall be forthcoming appointing Mr. Gregg Fryett, Charles Alliban and Peter Fryett as directors of the Company/EGPI/ISSUER.

The Company shall file Resumes (CV’s) in an upcoming 8K filing with the Commission.

ANTIDILUTION PROVISIONS FOR CERTAIN SHAREHOLDERS:

Referencing an exhibit in the exchange Agreement to be filed with the Commission in a forthcoming Form 8-K, Item 2 and Item 7 by the Company EGPI.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates,"  "expects" and words of similar import.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results  or  performance anticipated or implied by such forward-looking statements.  Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement.  An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in our future SEC filings.

MATERIAL INCORPORATED BY REFERENCE

This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission  (the "SEC"), including:

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002 and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2002, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS IN THE PAST YEAR

The following table sets forth certain information with respect to the Board of Directors and Officers of the Company in the past year:

POSITION

NAME

AGE

WITH COMPANY

Mel Herzog

83

Chairman and Chief Executive Officer

Dennis R. Alexander

49

President and Director

Larry W. Trapp

61

Chief Financial Officer, Vice President and Director

David J. Kronenberg (1)

49

Director and Assistant Secretary

Melvena Alexander

69

Secretary and Comptroller

Tomas J. Richards

58

Advisory Board Member

J. C. Wilson

72

President of Producers Supply, Inc.

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS AS OF DECEMBER 31, 2002

Mel Herzog has been Chairman of the Board, Chief Executive Officer, and Director of the Company since May 18, 1999.  From September 1998 he was a founder, and from January 19, 1999, through acquisition processes with the Company, served as Chairman and CEO of Energy Producers Group, Inc. Mr. Herzog served as Chairman and CEO of U.S. Power Systems, Inc., a development stage mining, resource and related technology based publicly held company from September 17, 1993 until January 1, 2000 and prior to that period had served as its Vice president for 14 years.  Mr. Herzog is a Graduate in Industrial Design from Institute of Design, Chicago, IL, and received a certificate for product development from Illinois Institute of Technology.

Dennis R.  Alexander has served the Company as President and Director from May 18, 1999 to the present.  In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, serving as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company.  Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Larry W. Trapp serves as CFO, Vice President, and Director since March 15, 2003, having been a Vice President, and Director of the Company since June 17, 1999 and is additionally serving as Treasurer since August 1, 2000. In September 1998 he was a founder, and from June 17, 1999 through the acquisition processes with the Company, served as Director of Energy Producers Group, Inc. From November 14, 1994 to the current Mr. Trapp has been employed as a reservation sales agent (RSA) at Southwest Airlines.  Mr. Trapp earned a BS in Business Administration with emphasis in Finance from Arizona State University. Mr. Trapp devotes currently one to two days per week to the business of the Company.

Jay C. Wilson has been President and Director of Producers Supply, Inc. from its inception in 1974. He served as a Director of the Company from February 2000 until April 1, 2002 having served as Treasurer and Director of the Company from May 1999 until February 2000. In September 1998 he was a founder, and from January 19, 1999 through the acquisition processes with the Company served as Treasurer and Director of Energy Producers Group, Inc. His duties for the Company include oversight-monitoring responsibilities for exploration, drilling, production, acquisition, and engineering activities initially planned for the Company's core operations area. He is the Founder, Chairman and President of Jay C. Wilson Pipe and Supply, Inc. Mr. Wilson Devotes approximately 40 hours per week, to the business of Producers Supply.

David J. Kronenberg, until August 31, 2003 has served as Director, and Assistant Secretary of the Company since February 2000 having served additionally as Treasurer from February 2000 until August 2000. From September 1998 he was a founder, and from January 1999 through the acquisition processes with the Company, served as Director and Assistant Secretary of Energy Producers Group, Inc. From 1992 to the present, Mr. Kronenberg has been the founder and President of David J. Kronenberg, CPA, P.C., and most recently Kronenberg Tax and Asset Management, LLC.  which  provides  accounting,  tax planning and  preparation,  and business advisory  services to the public.  From 1992 until dissolved in January 2000, he was the founder and President of Global Resource Integration, Inc., which during its existence was a holding company that handled investment activity. Mr. Kronenberg has been an established Certified Public Accountant since 1990, and holds a B.A. in Chemistry from California State University. Mr. Kronenberg still works part time as needed by the Company, approximately one day per week.

Melvena Alexander, has been Secretary and Comptroller of the Company since May 18, 1999. In September 1998 she was a founder, and from January 19, 1999 through the acquisition processes with the Company served as Secretary of Energy Producers Group, Inc. She is founder and President of Melvena Alexander CPA since 1982, which prepares financial statements and tax reports. From October 1998 to the present she has worked in the Department of Patient Finance at Arizona State Hospital as an Accounting Technician 11. She graduated from the Arizona State University with a B.S. in Accounting, has received a CPA Certificate, State of Arizona # 5096E. She is a member of AICPA and the American Society of Women Accountants.

Tomas J. Richards has been a member of the Advisory Board of Energy Producers Inc., since February 4, 2000. From July 1999 until February 4, 2000 he began informally assisting Mr. Alexander in advisory capacity toward areas of research and project review for Energy Producers, Inc. and has provided additional evaluations for a number of potential projects requested for review by the Company's Directors. In September 1998 he was introduced to the Board of Directors of Energy Producers Group, Inc. as a project referee/umpire and during that period through July 1999 Mr. Richards began assisting Management, participating initially as an advisor on an informal basis. From January 1996 until December 1998, he was self employed, involved in rehabilitation of residential Real Estate. Mr. Richards holds a BA degree in Economics from Beloit College and has taught economics/general business, and introduction to data processing at the secondary level.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 the Company established three committees: the Audit Committee, Compensation and Stock Option Committee, Nominating Committee and further plans to nominate and appoint one additional outside director to the Company’s Audit Committee.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions. The Compensation and Stock Option Committee reviews and recommends compensation and benefits for the executives of the Company, administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

APPOINTMENT OF AUDITORS

The Board of Directors appointed Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders previously ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent public auditor.

TRANSFER AGENT

U.S. STOCK TRANSFER CORPORATION

AVP Administration

1745 Gardena Avenue, Suite 200

Glendale CA 91204

If you have any questions about the actions described above, you may contact us at 7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774, Telephone 480-778-0488.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mel Herzog

Mel Herzog

Chairman & CEO

Scottsdale Arizona

December __, 2003

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